                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /     Preliminary Proxy Statement
/ /     Confidential, for Use of the Commission
        Only (as permitted by Rule 14a-6(e)(2))
/ /     Definitive Proxy Statement
/ /     Definitive Additional Materials
/X/     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Schroder Capital Funds (Delaware)
        -----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

        -----------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/ /      Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         (5)  Total fee paid:

         -----------------------------------------------------------------------
         / / Fee paid previously with preliminary materials.
         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

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                                                         [SCHRODERS LETTER HEAD]



PRESS RELEASE
--------------------------------------------------------------------------------

MARCH 18, 2002

           SCHRODER INTERNATIONAL SMALLER COMPANIES FUND TO REORGANIZE
                  INTO THE VANGUARD INTERNATIONAL EXPLORER FUND

                  SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA
                        WILL CONTINUE TO MANAGE THE FUND

New York, NY, March 18, 2002.... As announced today by The Vanguard Group, the
Schroder International Smaller Companies Fund will, pending final approval by the Fund's Board of Turstees and shareholder approval, be reorganized into a new fund within the Vanguard family of funds to be known as the Vanguard International Explorer Fund, a series of Vanguard Whitehall Funds. Schroder Investment Management North America will continue as investment adviser to the Fund.

Sharon Haugh, Chairman of Schroder Investment Management North America stated, "Schroder Investment Management is excited about the opportunity to enhance our long-standing relationship with Vanguard. This move combines our strong investment expertise in the international small cap arena with the strong brand, investment services and options offered by The Vanguard Group."


Under the proposed reorganization of Schroder International Smaller Companies Fund, shareholders of record will be sent a proxy detailing the terms of the proposed reorganization in May. A special shareholder meeting is currently scheduled for June. If approved, the tax-free reorganization is expected to be completed by July. A preliminary proxy statement describing the proposed transaction, including the identity of the participants in the solicitation and their direct and indirect interests in the transaction, was filed today with the SEC.

--------------------------------------------------------------------------------
Telephone: 212 641 3830       For your security, communications may be taped or
Facsimile: 212 641 3802       monitored. Schroder Investment Management NA Inc.
                              34th Floor, 787 Seventh Avenue, New York NY 10019

--------------------------------------------------------------------------------
                                                         [SCHRODERS LETTER HEAD]



PRESS RELEASE
--------------------------------------------------------------------------------

Copies of the definitive proxy statement will be mailed to shareholders after it is reviewed by the SEC. Shareholders of the Schroder International Smaller Companies Fund should read the definitive proxy statement carefully when it is available because it will contain important information regarding the proposed transaction.



The preliminary proxy statement, the definitive proxy statement (when it becomes available) and other relevant documents relating to the transaction may be reviewed at no charge on the SEC's Web site at www.sec.gov. You may need to refer to Vanguard Whitehall Funds' file number under the Investment Company Act, which is 811-07443. Copies of this information may also be obtained without charge by contacting Schroder Investment Management North America at 1-800-464-3108.





Schroder Investment Management North America is a US SEC registered investment management affiliate of Schroders PLC. Schroders PLC is a leading investment management firm with over $ 160 billion in asset under management worldwide.





The Fund's distributor is Schroder Fund Advisors, Inc. New York, NY.

Ticker symbol: SSCIX


--------------------------------------------------------------------------------
Telephone: 212 641 3830       For your security, communications may be taped or
Facsimile: 212 641 3802       monitored. Schroder Investment Management NA Inc.
                              34th Floor, 787 Seventh Avenue, New York NY 10019

--------------------------------------------------------------------------------
                                                         [SCHRODERS LETTER HEAD]



PRESS RELEASE
--------------------------------------------------------------------------------

ENDS



FOR FURTHER INFORMATION PLEASE CONTACT:

Sharon Haugh

Chairman, Schroder Investment Management NA                   212 641 3838



Catherine Mazza

SVP, Schroder Investment Management NA                        212 641 3889



Brian Mattes

Principal, Vanguard                                           610 669 6219





NOTES TO EDITORS:



SCHRODERS PLC



Schroders is a world leader in asset management with US$160 billion under management. Our clients include charities, corporations, high net worth individuals, insurance companies, local and public authorities, pension funds, and retail investors.


--------------------------------------------------------------------------------
Telephone: 212 641 3830       For your security, communications may be taped or
Facsimile: 212 641 3802       monitored. Schroder Investment Management NA Inc.
                              34th Floor, 787 Seventh Avenue, New York NY 10019

--------------------------------------------------------------------------------
                                                         [SCHRODERS LETTER HEAD]



PRESS RELEASE
--------------------------------------------------------------------------------

The Schroder Group has a history of almost 200 years. We currently employ over 2,500 people across an international network. The Schroder family still holds a controlling interest in Schroders plc, which is quoted on the London stock exchange.

Our aim is to apply our specialist asset management skills in serving the needs of our clients worldwide and in delivering value to our shareholders. With one of the largest networks of offices of any dedicated asset management company and over 250 portfolio managers and analysts covering the world's investment markets, we offer our clients a comprehensive range of products and services.

Further information about Schroders is located on the following sites:

Corporate & Institutional: www.schroders.com
Retail & Investment Funds: www.schroders.co.uk
Mutual & Off-shore Funds: www.schroders.lu

Issued by Schroder Investment Management NA Inc. Schroder Investment Management North America is the US SEC registered investment management affiliate of Schroder Investment Management which is regulated by the FSA.



--------------------------------------------------------------------------------
Telephone: 212 641 3830       For your security, communications may be taped or
Facsimile: 212 641 3802       monitored. Schroder Investment Management NA Inc.
                              34th Floor, 787 Seventh Avenue, New York NY 10019

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                                                         [SCHRODERS LETTER HEAD]


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--------------------------------------------------------------------------------
Telephone: 212 641 3830       For your security, communications may be taped or
Facsimile: 212 641 3802       monitored. Schroder Investment Management NA Inc.
                              34th Floor, 787 Seventh Avenue, New York NY 10019